UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 17, 2008
Date of Report (Date of earliest event reported)
PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067

(Address of principal executive offices)	(Zip Code)
(940) 325-3301
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition
3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
9.01 Financial Statements and Exhibits
Signatures
EX-99.1 Press release dated December 17, 2008, announcing second quarter 2009 financial results
EX-99.2 Press release dated December 17, 2008, Nasdaq issues staff deficiency letter

Item 2.02        Results of Operations and Financial Condition.

The following information is being provided under Form 8-K, Item 2.02, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On December 17, 2008, PHAZAR CORP issued a press release announcing its second quarter 2009 financial results.

A copy of the press release is included herein as Exhibit 99.1.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

               NASDAQ informed PHAZAR CORP in a letter dated December 16, 2008, that the Company was no longer in compliance with Marketplace Rule 4350(c) in that the Board of Directors lacks a majority of independent directors.  Specifically, NASDAQ stated that under Rule 4200(15)(A) that Gary Havener would not qualify as an independent director until October 19, 2009, three years after he ceased being an officer or employee of the Company and that the Company now has three independent directors on its six-member board.

NASDAQ also stated that should the Company regain compliance with Rule 4350(c) by the earlier of the Company’s next shareholder meeting or October 14, 2009, or, alternatively, if the next annual shareholder’s meeting is held on or before April 13, 2009, compliance with Rule 4350(c) is regained by April 13, 2009, no further delisting action will be taken.  If the Company does not regain compliance with Rule 4350(c) during this cure period, ending October 14, 2009, NASDAQ staff will provide it with a delisting notice which may be appealed to the NASDAQ Listing Qualifications Panel.

Item 9.01        Financial Statements and Exhibits

      (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 17, 2008, announcing second quarter 2009 financial results
99.2	Press release dated December 17, 2008, Nasdaq issues staff deficiency letter

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP
Date: December 17, 2008	By:	/s/ Garland P. Asher
Garland P. Asher
President and Chief Executive Officer